UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2025

Sunoco LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer Identification Number

8111 Westchester Drive, Suite 400 Dallas, TX 75225
(Address of Principal Executive Offices) (Zip Code)

(214) 981-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class on which registered	Trading symbol(s)	Name of each exchange
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed in a Current Report on Form 8-K, filed on May 6, 2025, Sunoco LP, a Delaware limited partnership (“Sunoco”), NuStar GP Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of Sunoco (“SunocoCorp”), 2709716 Alberta Ltd., an Alberta corporation and wholly-owned subsidiary of SunocoCorp (the “Purchaser” and, together with Sunoco and SunocoCorp, the “Purchaser Parties”), and Parkland Corporation, an Alberta corporation (“Parkland”), entered into an Arrangement Agreement, dated as of May 4, 2025 (the “Arrangement Agreement”), pursuant to which, among other things, and on the terms and subject to the conditions set forth therein, Sunoco will acquire all of the issued and outstanding common shares of Parkland (the “Transaction”).

On May 27, 2025, Parkland has announced, in connection with the Transaction, that it is commencing a private consent solicitation (the “Consent Solicitation”) to amend each of the indentures governing Parkland’s outstanding 5.875% Senior Notes due 2027, 6.000% Senior Notes due 2028, 4.375% Senior Notes due 2029, 4.500% Senior Notes due 2029, 4.625% Senior Notes due 2030 and 6.625% Senior Notes due 2032 (together, the “Parkland Notes” and such indentures, the “Parkland Indentures”).

Pursuant to the Consent Solicitation, Parkland is soliciting consents from eligible holders of each series of Parkland Notes to amend each of the Parkland Indentures to (a) eliminate Parkland’s potential obligation under each Parkland Indenture to make a Change of Control Offer (as such term is defined in the applicable Parkland Indenture) as a result of the Transaction and (b) amend the defined term “Change of Control” in each Parkland Indenture to provide that Sunoco and its affiliates will be “Qualified Owners” of Parkland.

Pursuant to the Arrangement Agreement, the Purchaser Parties have agreed to reimburse (i) Parkland for any consent fee payable in connection the Consent Solicitation, and (ii) Parkland or its subsidiaries reasonable and documented out-of-pocket costs incurred in connection with the Consent Solicitation.

The Consent Solicitation is being made on the terms and conditions set forth in a consent solicitation statement dated May 27, 2025 (the “Consent Solicitation Statement”), copies of which will be made available to holders of the Parkland Notes eligible to participate in the Consent Solicitation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC,
its General Partner

Date: May 28, 2025	By:	/s/ Rick Raymer
	Name:	Rick Raymer
	Title:	Vice President, Controller and Principal Accounting Officer